EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of CNL Healthcare Properties, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2017, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen H. Mauldin, Chief Executive Officer and Ixchell C. Duarte, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2018	By:	/s/ Stephen H. Mauldin
Stephen H. Mauldin
Chief Executive Officer

Date: March 16, 2018	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte
Chief Financial Officer, Senior Vice President and Treasurer